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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 8, 2007

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Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices)	60070 (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On December 21, 2005, HSBC Finance Corporation (the “Company”) filed with the Securities and Exchange Commission a registration statement on Form S-3 (Registration No. 333-130580), as amended, relating to the offering of the Company’s Debt Securities and Warrants to Purchase Debt Securities, Preferred Stock and Depositary Shares. The documents filed as exhibits to this Current Report on Form 8-K under Item 9.01 are being filed as additional exhibits to the Company’s registration statement referenced above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.12	Indenture for Senior Debt Securities dated as of March 7, 2007 between HSBC Finance Corporation and Wells Fargo Bank, National Association.
25.6	Statement of eligibility and qualification of Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION
By: /s/ Craig T. Thiele Name: Craig T. Thiele Title: Vice President - Treasury

Dated: March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.12	Indenture for Senior Debt Securities dated as of March 7, 2007 between HSBC Finance Corporation and Wells Fargo Bank, National Association.
25.6	Statement of eligibility and qualification of Wells Fargo Bank, National Association.